                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 2005, in the Registration Statement (Form S-1) and related Prospectus of Predix Pharmaceuticals Ltd. for the registration of shares of its common stock.

                                                /s/ Kost Forer Gabbay & Kasierer

Tel Aviv, Israel
August 1, 2005